                                                                    EXHIBIT 10.8

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH WARRANTS, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

            For the Purchase of up to 600,000 Shares of Common Stock,
                                $.0001 Par Value

                                       of

                       GLOBAL SPORTS & ENTERTAINMENT, INC.
                            (a Delaware Corporation)

         THIS CERTIFIES THAT, for value received, KEATING INVESTMENTS, LLC (the "HOLDER"), as registered owner of this Warrant, is entitled to at any time or from time to time before 5:00 p.m., Nevada time, on September 10, 2006 (the "EXPIRATION TIME") but not thereafter, to subscribe for, purchase and receive up to 600,000 fully paid and nonassessable shares of the $.0001 par value common stock (the "COMMON STOCK"), of GLOBAL SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"). The exercise price for such number of shares will be $0.10 per share. The number of shares of Common Stock deliverable hereunder, and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable hereunder, as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT STOCK." The exercise price of a share of Warrant Stock in effect at any time, and as adjusted from time to time, is hereinafter sometimes referred to as the "EXERCISE PRICE."

         This Warrant is delivered pursuant to the Financial Advisory Agreement, dated September 10, 2001, between the Company and the Holder.

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or part at any time and from time to time prior to the Expiration Time by presentation and surrender of this Warrant and payment by cashier's check of the Exercise Price for such shares of Warrant Stock to the Company at the principal office of the Company. If the subscription rights represented hereby are not exercised at or before the Expiration Time, this Warrant will become and be void without further force or effect, and all rights represented hereby will cease and expire. This Warrant may be exercised in accordance with its terms in whole or in part (payment of a portion of the Exercise Price will proportionately reduce the number of shares to be issued to the Holder). In the event of the exercise in part only, the Company will cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Warrant Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.


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         2. RIGHT OF REPURCHASE. The Company may redeem some or all of this
Warrant at a call price of $.01 per Warrant upon 30 days written notice if (i) the Common Stock is listed for trading on any U.S. exchange, (ii) the last sale price of the Common Stock on any U.S. exchange has equaled or exceeded $4.00 (as adjusted from stock splits, combinations and similar recapitalizations) for 20 consecutive trading days, and (iii) the shares of Common Stock underlying the Warrants are available for immediate resale under Rule 144 under the 1933 Act or the Company has filed and achieved effectiveness of a registration statement with the United Stated Securities and Exchange Commission for purposes of registering the resale of the shares of Common Stock underlying the Warrant.

         3. RIGHTS OF THE HOLDER. Holder will not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor will anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matters submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Stock issuable upon the exercise hereof has become deliverable as provided herein.

         4. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES.

                  (a) ADJUSTMENT FOR RECLASSIFICATIONS. If at any time or from time to time after 3the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) have received, or, on or after the record date fixed for the determination of eligible stockholders, have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, will be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price will be adjusted proportionately.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER. In the event of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) consolidates or merges with another corporation (including any merger in which the Company is the survivor) or conveys all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation,

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merger or conveyance, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant will be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

         5. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

                  (a) This Warrant and the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 5 with respect to any resale or other disposition of such securities.

                  (b) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

         6. REGISTRATION RIGHTS.

                  (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Company's Common Stock for sale to the public), it will give written notice to the Holder of its intention to do so and will give such notice not later than 20 days prior to the filing of any such registration statement. Upon the written request of the Holder, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the Company's Common Stock issuable upon exercise of the Warrant ("REGISTRABLE SECURITIES"), the Company will use its best efforts to cause the Registrable Securities as to which registration is so requested to be included

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in the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such Holder (in accordance with its written request) of the Registrable Securities so registered ("PIGGY-BACK REGISTRATION RIGHTS"). The foregoing provisions notwithstanding,
(i) the Company may withdraw any registration statement referred to herein without thereby incurring any liability to the Holder; (ii) the inclusion of shares of the Registrable Securities under such Piggy-Back Registration Rights is subject to the cut-back provisions of sections 6(b) hereof; and (iii) the Piggy-Back Registration Rights will terminate one year from the date of this Agreement. The registration rights provided herein may not be assigned or transferred.

                  (b) If, in connection with a registration that involves an underwriting, the representative(s) of the underwriters advises the Company in writing that marketing factors require a limitation on the number of securities to be included in such underwriting, the amount of Registrable Securities to be offered will be reduced (or eliminated entirely) on a pro-rata basis among the all other holders of Registrable Securities (including those held by the holders of the Company's 5% Convertible Debentures) to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the amount recommended by such representative(s) of the underwriters.

                  (c) If any registration pursuant to this Section 6 is underwritten in whole or in part, the Company will so advise the Holder in writing. The right of the Holders to include the Registrable Securities in any underwritten registration pursuant to this Section 6 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's shares in the underwriting. The Holder (together with the Company and any other selling shareholders) will enter into an underwriting agreement in customary form with the underwriter or underwriters selected.

                  (d) In connection with each registration hereunder, the Holder will furnish to the Company in writing such information with respect to such Holder and the proposed distribution by it as reasonably may be necessary in order to assure compliance with the Securities Act and other applicable federal and state securities laws. In addition, the Holder agrees that, following the effective date of a Piggy-Back Registration, for the period of time and to the extent reasonably requested by the Company or the representative(s) of any underwriters, such Holder will not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound.

                  (e) All expenses incurred by the Company in complying with this Section 6, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with each registration statement relating to such Piggy-Back Registration Rights, provided that the participating sellers will pay the fees and expenses of their own counsel or accountants. All Selling Expenses in connection with each registration statement under this Section 6 will be borne by the participating sellers with respect to the number of shares sold by each.

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                  (f) The Company covenants that it will file the reports
require to be filed by it (if so required) under the Securities Act and the Exchange Act and the Rules and Regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information requirements.

         7. RESERVATION OF COMMON STOCK, ETC. There will be reserved, and the Company will at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of this Warrant.

         8. CONVERTED WARRANT. At its option, the Holder may request pursuant to this Section 8 that the Company exchange the Warrant or any portion thereof for a particular number of Warrant Shares by delivering to the Holder, without payment by the Holder of the exercise price per share of any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the number of Warrant Shares with respect to which the Warrant is being exercised (the "CONVERTED WARRANT SHARES") by the Fair Market Value (as determined (i) by reference to the average of the last sales price, or bid price if there was no sale, for the 20 most recent trading days if the Common Stock is publicly traded or (ii) by the Board of Directors acting in good faith if the Common Stock is not publicly traded) of a single share of Common Stock, determined in each case as of the close of business on the date of exercise of the Warrant. The "Net Value" of the Converted Warrant Shares will be determined by subtracting the aggregate exercise price (per share) of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of the Warrants will apply to any such exchange of the Warrants pursuant to the terms of this Section 8.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be made effective as of September 10, 2001.



                                             GLOBAL SPORTS & ENTERTAINMENT, INC.
                                             a Delaware corporation

                                             By: /S/ DOUGLAS R. MILLER
                                                --------------------------------
                                                Douglas R. Miller,
                                                President